UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2012

CARBONITE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35264	33-1111329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Huntington Avenue, Boston, Massachusetts 02115

(Address of principal executive offices, including ZIP code)

(617) 587-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §230.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 17, 2012, Carbonite, Inc. (the “Company”), Project Acadia Merger Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), Zmanda, Inc. (“Zmanda”), and Fortis Advisors, LLC, in its capacity as representative, entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement and subject to the terms and conditions contained therein, Merger Sub will be merged with and into Zmanda, with Zmanda continuing as the surviving corporation and a wholly-owned subsidiary of the Company. In consideration of the transactions contemplated by the Merger Agreement, the Company will pay to the stockholders of Zmanda an aggregate amount of $14.75 million, subject to certain adjustments as set forth in the Merger Agreement.

The closing of the transactions contemplated by the Merger Agreement is subject to, and will occur following, the satisfaction of a number of conditions set forth in the Merger Agreement, including, without limitation, that no material adverse change in the business of Zmanda and its subsidiary has occurred prior to the closing.

The foregoing description of the Merger Agreement is summary in nature and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Company’s press release, dated October 18, 2012, announcing the entry into the Merger Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement governs the contractual rights between the parties in relation to the transactions contemplated thereby. The Merger Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about the Company in the Company’s public reports filed with the Securities and Exchange Commission. In particular, the Merger Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Zmanda or the Company. The representations and warranties contained in the Merger Agreement have been negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to contractual standards of materiality different from those generally applicable under the securities laws.

Item 9.01	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 17, 2012, by and among Carbonite, Inc., Project Acadia Merger Sub, Inc., Zmanda, Inc., and Fortis Advisors, LLC, in its capacity as representative.

99.1	Press Release, dated October 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized on October 18, 2012.

CARBONITE, INC.

By:	/s/ Danielle Sheer
Name:	Danielle Sheer
Title:	Vice President and General Counsel